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                                                               Exhibit 99.(a)(8)

                               ING PARTNERS, INC.

                              ARTICLES OF AMENDMENT


          ING PARTNERS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST:    The Charter of the Corporation is hereby amended by renaming the classified shares of capital stock of the following series as follows:

OLD NAME                                                 NEW NAME
--------                                                 --------
ING UBS U.S. Allocation Portfolio - Initial             ING Van Kampen Equity and Income Portfolio
Class                                                   - Initial Class
ING UBS U.S. Allocation Portfolio - Adviser             ING Van Kampen Equity and Income Portfolio -
Class                                                   Adviser Class

ING UBS U.S. Allocation Portfolio - Service             ING Van Kampen Equity and Income Portfolio -
Class                                                   Service Class

ING MFS Global Growth Portfolio - Initial               ING Oppenheimer Global Portfolio - Initial
Class                                                   Class

ING MFS Global Growth Portfolio - Adviser               ING Oppenheimer Global Portfolio - Adviser
Class                                                   Class

ING MFS Global Growth Portfolio - Service               ING Oppenheimer Global Portfolio - Service
Class                                                   Class

ING Alger Aggressive Growth Portfolio - Initial         ING T. Rowe Price Diversified Mid Cap Growth
Class                                                   Portfolio - Initial Class

ING Alger Aggressive Growth Portfolio -                 ING T. Rowe Price Diversified Mid Cap Growth
Adviser Class                                           Portfolio - Adviser Class

ING Alger Aggressive Growth Portfolio -                 ING T. Rowe Price Diversified Mid Cap Growth
Service Class                                           Portfolio - Service Class

ING Alger Growth Portfolio - Initial Class              ING American Century Select Portfolio - Initial
                                                        Class

ING Alger Growth Portfolio - Adviser Class              ING American Century Select Portfolio -
                                                        Adviser Class

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
ING Alger Growth Portfolio - Service Class              ING American Century Select Portfolio - Service
                                                        Class

ING Alger Capital Appreciation Portfolio -              ING Salomon Brothers Large Cap Growth
Initial Class                                           Portfolio - Initial Class

ING Alger Capital Appreciation Portfolio -              ING Salomon Brothers Large Cap Growth
Adviser Class                                           Portfolio - Adviser Class

ING Alger Capital Appreciation Portfolio -              ING Salomon Brothers Large Cap Growth
Service Class                                           Portfolio - Service Class

          SECOND:   The foregoing amendment to the Charter was duly approved by a majority of the entire Board of Directors of the Corporation at a meeting held on August 13, 2004.

          THIRD:    The foregoing amendment is limited to changes expressly
permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

          FOURTH:   The foregoing amendment shall be effective on November 8,
2004.

     IN WITNESS WHEREOF, ING Partners, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on this 8th day of October, 2004.

                                                ING PARTNERS, INC.


                                                By: /s/ James M. Hennessy
                                                   -----------------------------
                                                   James M. Hennessy
                                                   President
WITNESS:


/s/ Huey P. Falgout
--------------------------------
Huey P. Falgout
Secretary

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                                   CERTIFICATE

          THE UNDERSIGNED, President of ING PARTNERS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.


                                                     /s/ James M. Hennessy
                                                     ---------------------------
                                                     James M. Hennessy
                                                     President